Exhibit No. 99

                        [BANK OF AMERICA SECURITIES LOGO]

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2002-D
$361,036,000 (approximate)

Classes 1-A-1 and 2-A-1 (Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[BANK OF AMERICA LOGO]

May 13, 2002

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BoAMS 2002-D
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

                                                         Est.     Est. Prin.       Expected           Expected
                 Approx.      Interest - Principal       WAL        Window           Final            Ratings
   Class        Size (1)              Type              (yrs)       (mos)          Maturity        (S&P/ Moody's)
Offered Certificates
--------------------
   1-A-1      $282,263,000  Variable - Pass-thru/(2)/   4.10       1 - 360        5/25/2032          AAA/Aaa
   2-A-1       $78,773,000  Variable - Pass-thru/(3)/   4.11       1 - 360        5/25/2032          AAA/Aaa

Not Offered Hereunder
---------------------
    B-1        $5,042,000                                                                          Not Rated/Aa2
    B-2        $2,801,000                                                                          Not Rated/A2
    B-3        $2,054,000                                                                          Not Rated/Baa2
    B-4         $560,000                                                                           Not Rated/Ba2
    B-5         $654,000                                                                           Not Rated/B2
    B-6        $1,027,300                                                                        Not Rated/Not Rated
   A-PO         $322,756       Principal Only/(4)/                                                   AAA/Aaa

--------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to January 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of February 2007 and prior to May 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) For each Distribution Date occurring in the month of and prior to March 2009, interest will accrue on the certificates at a rate equal to the fixed rate applicable to each such certificates. For each Distribution Date occurring in the month of April 2009, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) The Class A-PO Certificates are Principal Only Certificates and will be deemed for purposes of distributions of principal to consist of two Components. The Class 1-A-PO and Class 2-A-PO are Principal Only Components and will not be entitled to distributions in respect of interest except as provided below. The Components are not severable. For each Distribution Date occurring in the month of or after May 2007, interest will accrue on the Class 1-A-PO Component at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after May 2009, interest will accrue on the Class 2-A-PO Component at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).



Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           To The Rate Reset Date (4)
--------------------------------------------------------------------------------

                                                         Est.     Est. Prin.       Expected           Expected
                 Approx.      Interest - Principal       WAL        Window           Final             Ratings
   Class        Size (1)              Type              (yrs)       (mos)          Maturity        (S&P/ Moody's)

Offered Certificates
--------------------
   1-A-1      $282,263,000  Variable - Pass-thru/(2)/    2.89       1 - 59         4/25/2007           AAA/Aaa
   2-A-1       $78,773,000  Variable - Pass-thru/(3)/    3.38       1 - 83         4/25/2009           AAA/Aaa


--------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to January 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of February 2007 and prior to May 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) For each Distribution Date occurring in the month of and prior to March 2009, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of April 2009, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) Assumes any outstanding principal balance on the Class 1-A-1 Certificates will be paid in full on the Distribution Date occurring in the month of April 2007 and assumes any outstanding principal balance on the Class 2-A-1 Certificates will be paid in full on the Distribution Date occurring in the month of April 2009.


Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------


Transaction:                  Bank of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2002-D

Lead Manager
 (Book Runner):               Banc of America Securities LLC

Co-Managers:                  Lehman Brothers Inc. and Bear, Stearns & Co. Inc.

Seller and Servicer:          Bank of America, N.A.

Trustee:                      The Bank of New York

Transaction Size:             $373,497,057

Securities Offered:           $282,263,000 Class 1-A-1 Certificates
                              $ 78,773,000 Class 2-A-1 Certificates

Group 1 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans:
                              fully amortizing, one-to-four family,
                              residential first lien mortgage loans. The
                              Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage
                              Loans have a variable interest rate.

Group 2 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:              Standard and Poor's and Moody's Investor Service,
                              Inc. (Senior Certificates) and Moody's Investor
                              Service, Inc. (Subordinate Certificates
                              except for the Class B-6 Certificates)

Expected Pricing Date:        Week of May 13th, 2002

Expected Closing Date:        May 23, 2002

Collection Period:            The calendar month preceding the current
                              Distribution Date

Distribution Date:            25th of each month, or the next succeeding
                              Business Date (First Payment Date: June 25, 2002)

Cut-Off Date:                 May 1, 2002

Senior Certificates:          Class 1-A-1, 2-A-1 and A-PO Component Certificates
                              (the "Class A Certificates").

Subordinate Certificates:     Class B-1, B-2, B-3, B-4, B-5 and B-6
                              Certificates (the "Class B Certificates"). The
                              Subordinate Certificates are not offered hereunder.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1-A  Certificates       Class 1-A-1 and Component: 1-A-PO
and 1-A-PO Component:

Group 2-A Certificates and    Class 2-A-1 and Component: 2-A-PO
Class 2-A-PO Component:

Day Count:                    30/360

Group 1 and Group 2           20% CPR
Prepayment Speed:

Clearing:                     DTC, Clearstream and Euroclear

                                Original
                              Certificate       Minimum       Incremental
                                 Form        Denominations   Denominations
Certificates:                 -----------    -------------   -------------
   Class  1-A-1 and 2-A-1     Book Entry         $1,000           $1

   Class A-PO and             Book Entry        $25,000           $1
   Class B Certificates

SMMEA Eligibility:            The Class A Certificates and the Class B-1
                              Certificate are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:            All of the Certificates, except the Class B-4,
                              Class B-5 and Class B-6 Certificates, are expected to be ERISA eligible.

Tax Structure:                REMIC

Optional Clean-up Call:       Any Distribution Date on or after which the
                              Aggregate Principal Balance of the Mortgage
                              Loans declines to 10% or less of the Aggregate
                              Principal Balance as of the Cut-Off Date
                              ("Cut-Off Date Pool Principal Balance")

Principal:                    Principal will be allocated to the certificates
                              according to the Priority of Distributions: The
                              Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A
                              Certificates (other than to Class 1-A-PO that will receive principal based on the Group 1
                              Ratio Strip Principal Amount) until their class balances have been reduced to zero. The Group 2
                              Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                              Certificates (other than to Class 2-A-PO that will receive principal based on the Group 2
                              Ratio Strip Principal Amount) until their class balances have been reduced to zero. The
                              Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                              Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Senior Certificates of a Group
                              (other than the Class A-PO Component of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Senior Certificates of the other Group (other than the Class A-PO Component of such Group. (Please see the Priority of Distributions section.)

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Interest Accrual:             Interest will accrue on each class of Certificates
                              (except for Class 1-A-PO and Class 2-A-PO;
                              interest will accrue on the Class 1-A-PO beginning in April 2007 and on the Class 2-A-PO beginning in April 2009 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution
                              Date occurs (each, an "Interest Accrual Period").
                              The initial Interest Accrual Period will be deemed to have commenced on May 1, 2002. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution
                              Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.

Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                              Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                              Trustee Fee Rate will be 0.0040% per annum. In the month of and prior to the Distribution Date in April 2007, the Servicing Fee Rate for Group 1
                              Mortgage Loans will be the per annum rate equal to
                              (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of [ %] and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. In the month of and prior to the Distribution Date in April 2009, the Servicing Fee Rate for Group 2
                              Mortgage Loans will be the per annum rate equal to
                              (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of [ %] and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. In the month of and after the Distribution Date in May 2007 for the Group 1 Mortgage Loans and May
                              2009 with respect to the Group 2 Mortgage Loans, the Servicing Fee Rate will equal 0.250% per annum for each related Mortgage Loan.

Adjusted Net WAC:             The Adjusted Net WAC of the Mortgage Loans of each
                              Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan Group, of (i) the Net Mortgage Interest Rate for such Mortgage
                              Loan multiplied by (ii) the Stated Principal
                              Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution
                              Date divided by (B) the sum of the product of, for each Mortgage Loan of such Loan Group, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Pool                  The Group 1 Pool  Distribution Amount with
Distribution Amount:          respect to any Group 1 Mortgage Loans on
                              any Distribution Date will be equal to the sum of (i) all scheduled installments of interest
                              (net of the related Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Group 1 Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Group 1 Mortgage Loans, by foreclosure or otherwise (collectively, "Group
                              1 Liquidation Proceeds"), during the related
                              Collection Period (in each case, net of
                              unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments corresponding to the related
                              Collection Period; and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Group 1 Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Group 1 Mortgage
                              Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Group 2 Pool                  The Group 2 Pool Distribution Amount with respect
Distribution Amount:          to any Group 2 Mortgage Loans on any Distribution
                              Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                              Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Group 2
                              Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Group 2 Mortgage Loans, by foreclosure or otherwise (collectively, "Group 2 Liquidation
                              Proceeds"), during the related Collection Period
                              (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any);
                              (iii) all partial or full prepayments
                              corresponding to the related Collection Period;
                              and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                              Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Group 2
                              Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Group 2 Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Senior Percentage:    For any Distribution Date, immediately prior to
                              such date, (i) the aggregate principal balance of the Group 1-A Certificates (other than the
                              Class 1-A-PO Component) divided by (ii) the aggregate principal balance of the Non-Ratio
                              Strip Percentage of the Group 1 Mortgage Loans.

Group 1 Subordinated          For any Distribution Date the percentage equal to
Percentage:                   100% minus the Group 1 Senior Percentage for such
                              date.


Group 2 Senior Percentage:    For any Distribution Date, immediately prior to
                              such date, (i) the aggregate principal balance of the Group 2-A Certificates (other than the
                              Class 2-A-PO Component) divided by (ii) the aggregate principal balance of the Non-Ratio
                              Strip Percentage of the Group 2 Mortgage Loans.

Group 2 Subordinated          For any Distribution Date the percentage equal to
Percentage:                   100% minus the Group 2 Senior Percentage for such
                              date.


--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Preliminary Summary of Terms

Group 1 and Group 2 Senior    For the following Distribution Dates, will be
Prepayment Percentage:        as follows:
                                                       Group 1 and 2
                              Distribution Date     Senior Prepayment %
                              -----------------     -------------------
                              June 2002 through     100%;
                              May 2009

                              June 2009 through     the applicable Group 1 or
                              May 2010              Group 2 Senior Percentage
                                                    plus, 70% of the applicable
                                                    Group 1 or Group 2
                                                    Subordinate Percentage;

                              June 2010 through     the applicable Group 1 or
                              May 2011              Group 2 Senior Percentage
                                                    plus, 60% of the applicable
                                                    Group 1 or Group 2
                                                    Subordinate Percentage;

                              June 2011 through     the applicable Group 1 or
                              May 2012              Group 2 Senior Percentage
                                                    plus, 40% of the applicable
                                                    Group 1 or Group 2
                                                    Subordinate Percentage;

                              June 2012             the applicable Group 1 or
                              through May 2013      Group 2 Senior Percentage
                                                    plus, 20% of the applicable
                                                    Group 1 or Group 2
                                                    Subordinate Percentage;

                              June 2013 and         the applicable Group 1 or
                              thereafter            Group 2 Senior
                              Percentage;

                                provided, however,

                                (i) if on any Distribution Date a fraction equal to the sum of (a) the Group 1-A Certificates Balances and (b) the Group 2-A Certificates Balances divided by the sum of the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 1 Mortgage Loans and the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 2 Mortgage Loans exceeds a fraction equal to the sum of (x) the Group 1-A Certificates Balances and (y) the Group 2-A Certificates Balances divided by the sum of the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 1 Mortgage Loans and the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 2 Mortgage Loans as of the Closing Date,

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
                              (ii) if on any Distribution Date prior to the June 2005 Distribution Date, prior to giving effect to any distributions, a fraction equal to the sum of (a) the aggregate principal balance of the Subordinated Percentage of the Non Ratio Percentage of the Group 1 Mortgage
                              Loans and (b) the aggregate principal balance of the Subordinated Percentage of the Non
                              Ratio Percentage of the Group 2 Mortgage
                              Loans for such Distribution Date divided by the sum of the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 1 Mortgage Loans and the aggregate
                              Non-Ratio Strip Percentages of the principal balances of the Group 2 Mortgage Loans is greater than or equal to a fraction equal to twice the sum of (x) the aggregate principal balance of the Subordinated Percentage of the Non Ratio Percentage of the Group 1 Mortgage
                              Loans and (y) the aggregate principal balance of the Subordinated Percentage of the Non
                              Ratio Percentage of the Group 2 Mortgage
                              Loans divided by the sum of the aggregate
                              Non-Ratio Strip Percentages of the principal balances of the Group 1 Mortgage Loans and the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 2
                              Mortgage Loans as of the Closing Date, then the Group 1 and Group 2 Senior Prepayment Percentage for such Distribution Date will equal the Group 1 and Group 2 Senior
                              Percentage plus 50% of the Group 1 and
                              Group 2 Subordinate Percentage, and

                              (iii) if on or after the June 2005
                              Distribution Date, prior to giving effect to any distributions, the sum of (a) the aggregate principal balance of the Subordinated Percentage of the Non Ratio Percentage of the Group 1 Mortgage Loans and
                              (b) the aggregate principal balance of the Subordinated Percentage of the Non Ratio Percentage of the Group 2 Mortgage Loans for such Distribution Date divided by the sum of the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 1 Mortgage Loans and the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 2 Mortgage Loans is greater than or equal to a fraction equal to twice the sum of (x) the aggregate principal balance of the Subordinated Percentage of the Non Ratio Percentage of the Group 1 Mortgage Loans and
                              (y) the aggregate principal balance of the Subordinated Percentage of the Non Ratio Percentage of the Group 2 Mortgage Loans divided by the sum of the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 1 Mortgage Loans and the aggregate Non-Ratio Strip Percentages of the principal balances of the Group 2 Mortgage Loans as of the Closing Date, then the Group 1 and Group 2 Senior Prepayment Percentage for such Distribution Date will equal the Group 1 and Group 2 Senior Percentage.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date,
                              such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month proceeding the month of the related Distribution Date reduced by the Servicing Fee Rate applicable to each Mortgage Loan and the Trustee Fee Rate.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Group 1 Discount Mortgage       Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is
                                less than [ %] per annum.

Group 1 Premium Mortgage        Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is equal
                                to or greater than [ %] per annum.

Group 2 Discount Mortgage       Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is
                                less than [ %] per annum.

Group 2 Premium Mortgage        Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                           Interest Rate on the closing date that is
                                equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:     As to any Group 1 Discount Mortgage Loan, a
                                fraction (expressed as a percentage), the numerator of which is the Net Mortgage
                                Interest Rate of such Group 1 Discount
                                Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage Loan, a fraction
                                (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 2 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:         As to any Discount Mortgage Loan, 100% minus
                                the Non-Ratio Strip Percentage for such
                                Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.


Group 1 Ratio Strip Principal   As to any Distribution Date, the sum of the
Amount:                         applicable Ratio Strip Percentage of (a) the
                                principal portion of each Group 1 Monthly
                                Payment (without giving effect to payments to certain reductions thereof due on each Group 1 Mortgage Loan on the related Due Date),
                                (b) the Stated Principal Balance, as of the date of repurchase, of each Group 1 Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution
                                Date, (c) any substitution adjustment
                                payments in connection with any defective
                                Group 1 Mortgage Loan received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of Group 1 Mortgage Loans that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Group 1 Mortgage Loan that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Group 1 Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Group 1 Mortgage Loan and (f) all Principal
                                Prepayments on Group 1 Mortgage Loans
                                received during the calendar month preceding the month of such Distribution.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 2 Ratio Strip           As to any Distribution Date, the sum of the
Principal Amount:             applicable Ratio Strip Percentage of (a) the
                              principal portion of each Group 2 Monthly Payment
                              (without giving effect to payments to certain reductions thereof due on each Group 2 Mortgage
                              Loan on the related Due Date, (b) the Stated
                              Principal Balance, as of the date of repurchase, of each Group 2 Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to the pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Group 2
                              Mortgage Loan received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of Group 2
                              Mortgage Loans that are not yet liquidated
                              Mortgage Loans received during the calendar month preceding the month of such Distribution Date,
                              (e) with respect to each Group 2 Mortgage Loan that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Group 2 Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Group 2
                              Mortgage Loan and (f) all Principal Prepayments on
                              Group 2 Mortgage Loans received during the calendar month preceding the month of such Distribution

Group 1 Senior Principal      As to any Distribution Date, the sum of (i) the
Distribution Amount:          Group 1 Senior Percentage of the applicable
                              Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group 1 Ratio Strip Principal
                              Amount" for such Distribution Date and (ii) the Group 1 Senior Prepayment Percentage of the applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Group 1 Ratio Strip Principal
                              Amount" for such Distribution Date subject to certain reductions due to losses.

Group 2 Senior Principal      As to any Distribution Date, the sum of (i) the
Distribution Amount:          Group 2 Senior Percentage of the applicable
                              Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group 2 Ratio Strip Principal
                              Amount" for such Distribution Date and (ii) the Group 2 Senior Prepayment Percentage of the applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Group 2 Ratio Strip Principal
                              Amount" for such Distribution Date subject to certain reductions due to losses.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Subordinate Principal           With respect to any Distribution Date, an
Distribution Amount:            amount equal to the sum of: (A) (i) the
                                Group 1 Subordinate Percentage of the applicable
                                Group 1 Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group 1 Ratio Strip
                                Principal Amount" for such Distribution Date and (ii) the Group 1 Subordinate Prepayment
                                Percentage of the applicable Group 1
                                Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Group 1 Ratio Strip Principal
                                Amount" for such Distribution Date subject to certain reductions due to losses and (B) the Group 2 Subordinate Percentage of the applicable Group 2 Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group 2
                                Ratio Strip Principal Amount" for such
                                Distribution Date and (ii) the Group 2
                                Subordinate Prepayment Percentage of the applicable Group 2 Non-Ratio Strip Percentage of the amounts described in clauses (e) and
                                (f) of the definition of "Group 2 Ratio Strip
                                Principal Amount" for such Distribution Date subject to certain reductions due to losses.

Class 1-A-PO Deferred Amount:   As to any Distribution Date prior to the
                                Senior Credit Support Depletion Date, the aggregate of the applicable Ratio Strip
                                Percentage of each Realized Loss to be
                                allocated to the Class 1-A-PO Component on such Distribution Date or previously allocated to the Class 1-A-PO Component and not yet distributed to the Class 1-A-PO
                                Component. Class 1-A-PO Deferred Amounts will be payable to the holders of the Class 1-A-PO
                                Component from amounts otherwise
                                distributable as principal to the
                                Subordinated Certificates, in reverse order of priority beginning with the Class B-6
                                Certificates.

Class 2-A-PO Deferred Amount:   As to any Distribution Date prior to the
                                Senior Credit Support Depletion Date, the aggregate of the applicable Ratio Strip
                                Percentage of each Realized Loss to be
                                allocated to the Class 2-A-PO Component on such Distribution Date or previously allocated to the Class 2-A-PO Component and not yet distributed to the Class 2-A-PO
                                Component. Class 2-A-PO Deferred Amounts will be payable to the holders of the Class 2-A-PO
                                Component from amounts otherwise
                                distributable as principal to the
                                Subordinated Certificates, in reverse order of priority beginning with the Class B-6
                                Certificates.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
Credit support for the Offered Certificates is provided by subordination. The Subordinate Certificates are cross-collateralized and the Subordinate Certificates provide credit support to the Senior Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates (other than the Class A-PO Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates (other than the Class A-PO Certificates) over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates

                            -------------------------    (up pointing arrow)
                                     Class A
                             (Credit Support 3.25%)
                            -------------------------

                            -------------------------
                                    Class B-1
                             (Credit Support 1.90%)
                            -------------------------

                            -------------------------
                                    Class B-2
                             (Credit Support 1.15%)
                            -------------------------

                            -------------------------
Priority of                         Class B-3                Order of Loss
  Payment                    (Credit Support 0.60%)           Allocation
                            -------------------------

                            -------------------------
                                    Class B-4
                             (Credit Support 0.45%)
                            -------------------------

                            -------------------------
                                    Class B-5
                             (Credit Support 0.275%)
                            -------------------------

                            -------------------------
                                    Class B-6
    (down                    (Credit Support 0.00%)
pointing arrow)             -------------------------


--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the each applicable Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

     Group 1 Pool Distribution Amount         Group 2 Pool Distribution Amount

  ------------------------------------     ------------------------------------
          First, to the Trustee                    First, to the Trustee
  ------------------------------------     ------------------------------------

         (down pointing arrow)                     (down pointing arrow)

  ------------------------------------     ------------------------------------
    Second, to Group 1-A Certificates        Second, to Group 2-A Certificates
    and Class 1-A-PO Component to pay        and Class 2-A-PO Component to pay
             Interest                                    Interest
  ------------------------------------    -------------------------------------

         (down pointing arrow)                     (down pointing arrow)

  ------------------------------------     ------------------------------------
     Third, to Class 1-A-1 and                  Third, to Class 2-A-1 and
              Class 1-A-PO                             Class 2-A-PO
       Component to pay Principal               Component to pay Principal
  ------------------------------------     ------------------------------------

         (down pointing arrow)                     (down pointing arrow)

  ------------------------------------     ------------------------------------
  Fourth, to Class 1-A-PO Component to     Fourth, to Class 2-A-PO Component to
     pay any applicable Class 1-A-PO          pay any applicable Class 2-A-PO
       Component Deferred Amounts               Component Deferred Amounts
  ------------------------------------     ------------------------------------

                              (down pointing arrow)

  -----------------------------------------------------------------------------
         Fifth, sequentially, to each class of Subordinate Certificates, subject to any payments to the Class A Certificates due to cross-collateralization, to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1, until each class balance is zero
  -----------------------------------------------------------------------------

                              (down pointing arrow)

  -----------------------------------------------------------------------------
            Sixth, to the residual certificate, any remaining amounts
  -----------------------------------------------------------------------------

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.904       4.968      5.016       5.051      5.072       5.082      5.031
  Average Life (Years)                     11.269      7.459      5.372       4.101      3.257       2.224      1.408
  Modified Duration                        7.514       5.413      4.151       3.319      2.729       1.954      1.288
  First Principal Payment Date            6/25/02     6/25/02    6/25/02     6/25/02    6/25/02     6/25/02    6/25/02
  Last Principal Payment Date             5/25/32     5/25/32    5/25/32     5/25/32    5/25/32     5/25/32    5/25/32
  Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          5.251       5.359      5.434       5.481      5.507       5.509      5.437
  Average Life (Years)                     11.331      7.491      5.389       4.111      3.262       2.226      1.408
  Modified Duration                        7.296       5.283      4.071       3.268      2.695       1.936      1.280
  First Principal Payment Date            6/25/02     6/25/02    6/25/02     6/25/02    6/25/02     6/25/02    6/25/02
  Last Principal Payment Date             5/25/32     5/25/32    5/25/32     5/25/32    5/25/32     5/25/32    5/25/32
  Principal Payment Window (Months)         360         360        360         360        360         360        360



                      Bond Summary to Rate Reset Date(1)(2)


1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          5.222       5.210      5.196       5.181      5.164       5.122      5.040
  Average Life (Years)                     4.218       3.721      3.279       2.894      2.553       1.987      1.368
  Modified Duration                        3.660       3.249      2.881       2.559      2.273       1.793      1.260
  First Principal Payment Date            6/25/02     6/25/02    6/25/02     6/25/02    6/25/02     6/25/02    6/25/02
  Last Principal Payment Date             4/25/07     4/25/07    4/25/07     4/25/07    4/25/07     4/25/07    4/25/07
  Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          5.655       5.640      5.624       5.606      5.586       5.536      5.441
  Average Life (Years)                     5.568       4.688      3.968       3.378      2.885       2.130      1.399
  Modified Duration                        4.565       3.894      3.338       2.877      2.488       1.881      1.274
  First Principal Payment Date            6/25/02     6/25/02    6/25/02     6/25/02    6/25/02     6/25/02    6/25/02
  Last Principal Payment Date             4/25/09     4/25/09    4/25/09     4/25/09    4/25/09     4/25/09    4/25/09
  Principal Payment Window (Months)          83         83          83         83          83         83          83


(1) Assumes any outstanding principal balance on the Group 1-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007.

(2) Assumes any outstanding principal balance on the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2009.

Banc of America Securities LLC                                                15
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 5/1 one year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 5 years and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year Libor and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year Libor index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                         Collateral Summary       Range (if applicable)
                                                         ------------------      ----------------------
Total Outstanding Loan Balance                                $291,830,419

Total Number of Loans                                                  583

Average Loan Principal Balance                                    $500,567       $308,000 to $1,000,000

WA Gross Coupon                                                     6.399%             5.125% to 7.250%

WA FICO                                                                731                   609 to 814

WA Original Term (mos.)                                                360                   180 to 360

WA Remaining Term (mos.)                                               359                   180 to 360

WA OLTV                                                             70.25%             14.07% to 95.00%

WA Months to First Adjustment Date                                      60                     56 to 60

WA Gross Margin                                                     2.250%

WA Rate Ceiling                                                    11.399%           10.125% to 12.250%

Geographic Concentration of Mortgaged Properties          CA        81.68%
(To 5 States) based on the Aggregate Stated Principal     FL         3.64%
Balance                                                   VA         1.75%
                                                          NC         1.61%
                                                          GA         1.60%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
    Occupancy                Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
Primary                        544          $274,493,926.98            94.06%
Second Home                     33            14,746,470.02             5.05
Investor                         6             2,590,021.61             0.89
--------------------------------------------------------------------------------
           Total:              583          $291,830,418.61           100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
  Property Type              Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
Single Family                  343          $174,275,965.67          59.72%
PUD Detach                     118            61,950,484.49          21.23
Condominium                     95            41,578,041.93          14.25
2-Family                        14             8,375,359.11           2.87
PUD Attach                      11             4,066,636.30           1.39
4-Family                         2             1,583,931.11           0.54
--------------------------------------------------------------------------------
           Total:              583          $291,830,418.61         100.00%
================================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
     Purpose                 Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
Purchase                      296           $148,245,020.08          50.80%
R/T REFI                      197            100,966,375.72          34.60
C/O REFI                       90             42,619,022.81          14.60
--------------------------------------------------------------------------------
           Total:             583           $291,830,418.61         100.00%
================================================================================


Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

          Geographical Distribution of the Mortgage Properties of the
                           Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
  Geographic Area            Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
California                     472          $238,379,491.70          81.68%
Florida                         21            10,609,994.80           3.64
Virginia                        10             5,119,484.66           1.75
North Carolina                   9             4,688,439.69           1.61
Georgia                         11             4,681,089.75           1.60
Massachusetts                    7             3,851,192.65           1.32
Arizona                          6             3,618,011.63           1.24
Illinois                         8             3,532,646.58           1.21
Nevada                           6             3,040,000.00           1.04
South Carolina                   4             1,559,800.00           0.53
Tennessee                        2             1,456,178.20           0.50
Colorado                         3             1,437,050.17           0.49
Maryland                         3             1,163,100.00           0.40
New York                         3             1,160,336.47           0.40
Washington                       3             1,025,700.00           0.35
District of Columbia             2               940,197.17           0.32
Missouri                         2               753,283.35           0.26
Minnesota                        2               745,376.39           0.26
Connecticut                      1               626,800.00           0.21
Hawaii                           1               527,545.40           0.18
Wisconsin                        1               495,000.00           0.17
Kansas                           1               450,000.00           0.15
Iowa                             1               432,000.00           0.15
Oregon                           1               431,900.00           0.15
Arkansas                         1               376,800.00           0.13
West Virginia                    1               369,000.00           0.13
New Mexico                       1               360,000.00           0.12
--------------------------------------------------------------------------------
           Total:              583          $291,830,418.61         100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.59% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
Current Mortgage Loan      Mortgage          Balance as of       Pool Principal
Principal Balances ($)       Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00        83            $27,484,136.24           9.42%
350,000.01 - 400,000.00       103             38,960,820.29          13.35
400,000.01 - 450,000.00        93             39,700,752.58          13.60
450,000.01 - 500,000.00        94             45,162,053.40          15.48
500,000.01 - 550,000.00        45             23,666,267.48           8.11
550,000.01 - 600,000.00        32             18,364,029.47           6.29
600,000.01 - 650,000.00        36             22,630,803.72           7.75
650,000.01 - 700,000.00        31             20,937,272.63           7.17
700,000.01 - 750,000.00        31             22,774,013.48           7.80
750,000.01 - 800,000.00         2              1,567,500.00           0.54
800,000.01 - 850,000.00         3              2,507,356.59           0.86
850,000.01 - 900,000.00        13             11,450,382.92           3.92
900,000.01 - 950,000.00         3              2,812,000.00           0.96
950,000.01 - 1,000,000.00      14             13,813,029.81           4.73
--------------------------------------------------------------------------------
           Total:             583           $291,830,418.61         100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $500,567.


Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                               Aggregate             % of
                           Number Of       Stated Principal       Cutoff Date
Original                   Mortgage         Balance as of        Pool Principal
Loan-To-Value Ratios (%)     Loans           Cutoff Date            Balance
--------------------------------------------------------------------------------
10.01 - 15.00                   1              $421,598.59            0.14%
15.01 - 20.00                   4             2,234,000.00            0.77
20.01 - 25.00                   6             3,558,968.04            1.22
25.01 - 30.00                   5             3,130,670.12            1.07
30.01 - 35.00                   8             3,723,004.48            1.28
35.01 - 40.00                   7             4,815,933.07            1.65
40.01 - 45.00                   8             4,324,945.21            1.48
45.01 - 50.00                  17             8,667,691.87            2.97
50.01 - 55.00                  21            10,329,584.23            3.54
55.01 - 60.00                  25            13,241,877.79            4.54
60.01 - 65.00                  35            17,107,725.05            5.86
65.01 - 70.00                  57            29,544,960.62           10.12
70.01 - 75.00                  90            50,395,464.03           17.27
75.01 - 80.00                 277           131,671,329.83           45.12
80.01 - 85.00                   2               767,226.38            0.26
85.01 - 90.00                  13             5,382,907.79            1.84
90.01 - 95.00                   7             2,512,531.51            0.86
--------------------------------------------------------------------------------
                Total:        583          $291,830,418.61          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 70.25%.


Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
Mortgage Interest          Mortgage          Balance as of       Pool Principal
 Rates (%)                   Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
5.001 - 5.250                   3             $1,325,584.57           0.45%
5.251 - 5.500                   3              1,804,215.40           0.62
5.501 - 5.750                   8              4,260,210.34           1.46
5.751 - 6.000                  54             26,346,742.49           9.03
6.001 - 6.250                 147             73,251,282.70          25.10
6.251 - 6.500                 203            102,721,584.21          35.20
6.501 - 6.750                 120             60,973,076.79          20.89
6.751 - 7.000                  37             17,186,762.55           5.89
7.001 - 7.250                   8              3,960,959.56           1.36
--------------------------------------------------------------------------------
             Total:           583           $291,830,418.61         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.399%.


                   Gross Margins of the Group 1 Mortgage Loans
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
Gross Margins                Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
 2.250%                       583           $291,830,418.61         100.00%
--------------------------------------------------------------------------------
 Total:                       583           $291,830,418.61         100.00%
================================================================================


Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
Maximum Lifetime           Number Of        Stated Principal      Cutoff Date
Mortgage Interest          Mortgage          Balance as of       Pool Principal
Rates (%)                    Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
10.001 - 10.250                 3            $1,325,584.57            0.45%
10.251 - 10.500                 3             1,804,215.40            0.62
10.501 - 10.750                 8             4,260,210.34            1.46
10.751 - 11.000                54            26,346,742.49            9.03
11.001 - 11.250               147            73,251,282.70           25.10
11.251 - 11.500               203           102,721,584.21           35.20
11.501 - 11.750               120            60,973,076.79           20.89
11.751 - 12.000                37            17,186,762.55            5.89
12.001 - 12.250                 8             3,960,959.56            1.36
--------------------------------------------------------------------------------
              Total:          583          $291,830,418.61          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.399%.


             First Adjustment Date of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
First Adjustment Date        Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
January 1, 2007                 1               $475,297.66           0.16%
February 1, 2007                2                808,507.25           0.28
March 1, 2007                  22             12,045,142.79           4.13
April 1, 2007                 190             95,224,427.06          32.63
May 1, 2007                   368            183,277,043.85          62.80
--------------------------------------------------------------------------------
              Total:          583           $291,830,418.61         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 60 months.


Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
Remaining Term (Months)      Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
161 - 180                        1             $380,000.00            0.13%
281 - 300                        1              470,000.00            0.16
341 - 360                      581          290,980,418.61           99.71
--------------------------------------------------------------------------------
           Total:              583         $291,830,418.61          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
Credit Scores               Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
801 - 850                      14            $7,439,925.93            2.55%
751 - 800                     209           105,391,089.34           36.11
701 - 750                     220           105,676,097.67           36.21
651 - 700                     109            57,702,303.90           19.77
601 - 650                      31            15,621,001.77            5.35
--------------------------------------------------------------------------------
           Total:             583          $291,830,418.61          100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of 7/1 one year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 7 years and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year Libor and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year Libor index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                      Collateral Summary        Range (if applicable)
                                      ------------------       ----------------------
Total Outstanding Loan Balance               $81,666,639

Total Number of Loans                                158

Average Loan Principal Balance                  $516,877       $310,000 to $1,000,000

WA Gross Coupon                                   6.453%             5.000% to 7.375%

WA FICO                                              743                   623 to 811

WA Original Term (mos.)                              360                   360 to 360

WA Remaining Term (mos.)                             359                   358 to 360

WA OLTV                                           66.28%             14.05% to 80.00%

WA Months to First Adjustment Date                    83                     82 to 84

WA Gross Margin                                   2.250%

WA Rate Ceiling                                  11.453%           10.000% to 12.375%

Geographic Concentration of              CA       70.82%
Mortgaged Properties (Top                TX        5.01%
5 States) based on the                   VA        4.28%
Aggregate Stated Principal               GA        3.32%
Balance                                  NC        2.17%

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
    Occupancy                Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
Primary                       148            $76,445,486.04          93.61%
Secondary                      10              5,221,152.50           6.39
--------------------------------------------------------------------------------
           Total:             158            $81,666,638.54         100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                   Property Types of the Group 2 Mortgage Loans
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
  Property Type              Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
Single Family                  93            $49,204,324.83          60.25%
PUD Detach                     46             23,123,296.50          28.31
Condominium                    16              7,907,436.87           9.68
PUD Attach                      3              1,431,580.34           1.75
--------------------------------------------------------------------------------
           Total:             158            $81,666,638.54         100.00%
================================================================================


         Mortgage Loan Purpose of the Group 2 Mortgage Loans
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
     Purpose                 Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
Purchase                       76            $40,390,271.91          49.46%
R/T REFI                       58             30,380,112.80          37.20
C/O REFI                       24             10,896,253.83          13.34
--------------------------------------------------------------------------------
           Total:             158            $81,666,638.54         100.00%
================================================================================


Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                           Group 2 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
    Geographic Area          Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
California                   111             $57,837,908.26          70.82%
Texas                          6               4,093,021.10           5.01
Virginia                       8               3,491,599.59           4.28
Georgia                        6               2,711,221.81           3.32
North Carolina                 4               1,770,604.45           2.17
Washington                     3               1,416,901.47           1.73
Colorado                       2               1,220,280.40           1.49
Illinois                       2               1,010,990.66           1.24
Connecticut                    2                 902,683.83           1.11
New Mexico                     1                 875,410.06           1.07
Maryland                       2                 808,113.07           0.99
District of Columbia           2                 758,010.29           0.93
Hawaii                         1                 748,672.91           0.92
Nevada                         1                 680,250.00           0.83
Florida                        1                 674,389.79           0.83
Arizona                        2                 674,222.33           0.83
New York                       1                 564,463.90           0.69
Tennessee                      1                 556,019.06           0.68
South Carolina                 1                 499,025.56           0.61
Massachusetts                  1                 372,850.00           0.46
--------------------------------------------------------------------------------
             Total:          158             $81,666,638.54         100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.59% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
Current Mortgage Loan      Mortgage          Balance as of       Pool Principal
Principal Balances ($)       Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00        17             $5,649,159.20           6.92%
350,000.01 - 400,000.00        35             13,262,016.18          16.24
400,000.01 - 450,000.00        23              9,896,184.53          12.12
450,000.01 - 500,000.00        20              9,545,609.66          11.69
500,000.01 - 550,000.00         9              4,781,473.06           5.85
550,000.01 - 600,000.00        13              7,540,717.76           9.23
600,000.01 - 650,000.00        11              6,962,767.70           8.53
650,000.01 - 700,000.00         7              4,760,808.24           5.83
700,000.01 - 750,000.00         9              6,645,763.56           8.14
750,000.01 - 800,000.00         4              3,163,057.03           3.87
800,000.01 - 850,000.00         1                805,000.00           0.99
850,000.01 - 900,000.00         3              2,658,796.32           3.26
950,000.01 - 1,000,000.00       6              5,995,285.30           7.34
--------------------------------------------------------------------------------
           Total:             158            $81,666,638.54         100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $516,877.


Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

           Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
Original Loan-To-Value     Mortgage          Balance as of       Pool Principal
Ratios (%)                   Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
10.01 - 15.00                   1               $884,180.31           1.08%
20.01 - 25.00                   1                454,588.67           0.56
30.01 - 35.00                   4              2,164,892.88           2.65
35.01 - 40.00                   3              1,467,706.27           1.80
40.01 - 45.00                   6              3,181,239.40           3.90
45.01 - 50.00                  12              5,696,490.10           6.98
50.01 - 55.00                   8              4,530,087.18           5.55
55.01 - 60.00                  14              6,983,535.13           8.55
60.01 - 65.00                  10              5,556,058.91           6.80
65.01 - 70.00                  19             10,873,481.70          13.31
70.01 - 75.00                  18             10,364,626.67          12.69
75.01 - 80.00                  62             29,509,751.32          36.13
--------------------------------------------------------------------------------
              Total:           58            $81,666,638.54         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.28%.


Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
Mortgage Interest          Mortgage          Balance as of       Pool Principal
Rates (%)                    Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
less than 5.000                 1               $574,612.92           0.70%
5.001 - 5.250                   1                449,483.83           0.55
5.251 - 5.500                   2                902,000.48           1.10
5.501 - 5.750                   1                382,100.64           0.47
5.751 - 6.000                   6              2,815,559.62           3.45
6.001 - 6.250                  33             17,747,132.54          21.73
6.251 - 6.500                  57             29,834,717.04          36.53
6.501 - 6.750                  42             21,040,397.44          25.76
6.751 - 7.000                   9              5,058,834.03           6.19
7.001 - 7.250                   4              1,861,800.00           2.28
7.251 - 7.500                   2              1,000,000.00           1.22
--------------------------------------------------------------------------------
            Total:            158            $81,666,638.54         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.453%.


                   Gross Margins of the Group 2 Mortgage Loans
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
        Gross Margins        Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
            2.250%             158           $81,666,638.54         100.00%
--------------------------------------------------------------------------------
            Total:             158           $81,666,638.54         100.00%
================================================================================


Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 2 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
Maximum Lifetime           Number Of        Stated Principal      Cutoff Date
Mortgage Interest          Mortgage          Balance as of       Pool Principal
Rates (%)                    Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
 9.751 - 10.000                1                $574,612.92           0.70%
10.001 - 10.250                1                 449,483.83           0.55
10.251 - 10.500                2                 902,000.48           1.10
10.501 - 10.750                1                 382,100.64           0.47
10.751 - 11.000                6               2,815,559.62           3.45
11.001 - 11.250               33              17,747,132.54          21.73
11.251 - 11.500               57              29,834,717.04          36.53
11.501 - 11.750               42              21,040,397.44          25.76
11.751 - 12.000                9               5,058,834.03           6.19
12.001 - 12.250                4               1,861,800.00           2.28
12.251 - 12.500                2               1,000,000.00           1.22
--------------------------------------------------------------------------------
              Total:         158             $81,666,638.54         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 11.453%.


             First Adjustment Date of the Group 2 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
First Adjustment Date        Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
March 1, 2009                  21            $10,462,845.68          12.81%
April 1, 2009                  93             48,414,892.86          59.28
May 1, 2009                    44             22,788,900.00          27.90
--------------------------------------------------------------------------------
              Total:          158            $81,666,638.54         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 83.months.


Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-D $361,036,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 2 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
Remaining Term (Months)      Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
341 - 360                     158            $81,666,638.54         100.00%
--------------------------------------------------------------------------------
          Total:              158            $81,666,638.54         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate            % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of       Pool Principal
Credit Scores                Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
801 - 850                       5             $2,075,200.00            2.54%
751 - 800                      74             39,404,616.85           48.25
701 - 750                      56             27,807,535.39           34.05
651 - 700                      19             10,203,321.15           12.49
601 - 650                       4              2,175,965.15            2.66
--------------------------------------------------------------------------------
          Total:              158            $81,666,638.54          100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.